UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

September 29, 2005

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to the Securities)

WORLD OMNI AUTO RECEIVABLES TRUST 2005–B

(Issuing Entity with respect to the Securities)

Delaware

(State or other Jurisdiction of Incorporation)

333-117810-02

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

World Omni Auto Receivables LLC

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The prospectus supplement, dated August 15, 2005, issued under Registration Statement No. 333-117810 (the “Prospectus Supplement”), contains statistical information regarding the characteristics of the statistical pool of receivables as of July 11, 2005, the statistical cutoff date. Set forth below is information as of August 17, 2005, the initial cutoff date, regarding the characteristics of the pool of initial receivables transferred to the Issuing Entity on the closing date of the transaction:

Composition of the Initial Receivables

as of the Initial Cutoff Date

Aggregate Principal Balance	$750,007,659.63
Number of Receivables	44,510
Average Principal Balance	$16,850.32
Average Original Amount Financed	$19,653.54
Range of Original Amount Financed	$7,500.00 to $49,972.36
Weighted Average Annual Percentage Rate	7.62%
Range of Annual Percentage Rates	0.01% to 20.00%
Weighted Average Original Term to Maturity	63.04 months
Range of Original Terms to Maturity	24 months to 72 months
Weighted Average Remaining Term to Maturity	57.86 months
Range of Remaining Terms to Maturity	12 months to 72 months

As of the initial cutoff date, approximately 76.63% of the aggregate principal balance of the initial receivables, constituting approximately 70.62% of the total number of initial receivables, represented financings of new vehicles, and approximately 23.37% of the aggregate principal balance of the initial receivables, constituting approximately 29.38% of the total number of initial receivables, represented financings of used vehicles.

The following table sets forth information regarding the geographic distribution of the initial receivables as of the initial cutoff date for the states with the largest concentrations of initial receivables. No other state accounts for more than 0.94% of the aggregate principal balance of the initial receivables. The breakdown by state is based on the billing addresses of the obligors of the receivables. The percentages in the table may not add up to 100% because of rounding.

Geographic Distribution of the Initial Receivables

as of the Initial Cutoff Date

State	Number of Receivables	Percentage of Number of Receivables	Aggregate Principal Balance	Percentage of Aggregate Principal Balance
Florida	18,805	42.25%	$318,285,417.70	42.44%
Georgia	7,670	17.23	134,323,689.33	17.91
North Carolina	7,312	16.43	127,174,070.22	16.96
Alabama	5,121	11.51	82,712,539.94	11.03
South Carolina	3,399	7.64	57,531,193.99	7.67
All Others	2,203	4.95	29,980,748.45	4.00

Total	44,510	100.00%	$750,007,659.63	100.00%

The following table sets forth information regarding the distribution of the initial receivables by annual percentage rate as of the initial cutoff date. Percentages in the table may not add up to 100% because of rounding.

Distribution of the Initial Receivables by Annual Percentage Rate

as of the Initial Cutoff Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Number of Receivables	Aggregate Principal Balance	Percentage of Aggregate Principal Balance
0.000 – 1.000%	1,382	3.10%	$29,297,551.90	3.91%
1.001 – 2.000%	1,230	2.76	25,191,984.64	3.36
2.001 – 3.000%	1,952	4.39	35,039,413.25	4.67
3.001 – 4.000%	1,394	3.13	28,174,732.21	3.76
4.001 – 5.000%	2,161	4.86	28,987,861.65	3.87
5.001 – 6.000%	5,591	12.56	102,968,982.72	13.73
6.001 – 7.000%	6,732	15.12	124,435,915.91	16.59
7.001 – 8.000%	5,728	12.87	95,761,761.39	12.77
8.001 – 9.000%	4,808	10.80	71,285,100.05	9.50
9.001 – 10.000%	3,754	8.43	58,183,527.42	7.76
10.001 – 11.000%	2,029	4.56	31,826,750.73	4.24
11.001 – 12.000%	1,895	4.26	28,469,436.05	3.80
12.001 – 13.000%	1,353	3.04	20,191,327.33	2.69
13.001 – 14.000%	1,080	2.43	17,175,890.56	2.29
14.001 – 15.000%	838	1.88	11,958,653.83	1.59
15.001 – 16.000%	560	1.26	8,218,115.66	1.10
16.001 – 17.000%	1,283	2.88	21,280,408.49	2.84
17.001 – 18.000%	425	0.95	6,380,079.11	0.85
18.001 – 19.000%	221	0.50	3,579,692.88	0.48
19.001 – 20.000%	94	0.21	1,600,473.85	0.21

Total	44,510	100.00%	$750,007,659.63	100.00%

The Depositor stated in the Prospectus Supplement that during the funding period it expected the Issuing Entity to acquire subsequent receivables with an aggregate starting principal balance approximately equal to $223,676,178.75. On the closing date, funds equal to such amount were deposited into the pre-funding account. On September 29, 2005, the Issuing Entity acquired subsequent receivables with an aggregate principal balance equal to $223,676,474.85 as of September 21, 2005, which is the subsequent cutoff date. Such acquisition of subsequent receivables used all of the funds in the pre-funding account and thereby ended the funding period. Set forth below is information as of September 21, 2005, the subsequent cutoff date, regarding the characteristics of the subsequent receivables:

Composition of the Subsequent Receivables

as of the Subsequent Cutoff Date

Aggregate Principal Balance	$223,676,474.85
Number of Receivables	11,957
Average Principal Balance	$18,706.74
Average Original Amount Financed	$19,097.08
Range of Original Amount Financed	$5,000.00 to $49,846.88
Weighted Average Annual Percentage Rate	8.08%
Range of Annual Percentage Rates	0.01% to 20.00%
Weighted Average Original Term to Maturity	63.70 months
Range of Original Terms to Maturity	24 months to 72 months
Weighted Average Remaining Term to Maturity	62.79 months
Range of Remaining Terms to Maturity	12 months to 72 months

As of the subsequent cutoff date, approximately 76.89% of the aggregate principal balance of the subsequent receivables, constituting approximately 70.81% of the total number of subsequent receivables, represented financings of new vehicles, and approximately 23.11% of the aggregate principal balance of the subsequent receivables, constituting approximately 29.19% of the total number of subsequent receivables, represented financings of used vehicles.

The following table sets forth information regarding the geographic distribution of the subsequent receivables as of the subsequent cutoff date for the states with the largest concentrations of subsequent receivables. No other state accounts for more than 0.58% of the aggregate principal balance of the subsequent receivables. The breakdown by state is based on the billing addresses of the obligors of the receivables. The percentages in the table may not add up to 100% because of rounding.

Geographic Distribution of the Subsequent Receivables

as of the Subsequent Cutoff Date

State	Number of Receivables	Percentage of Number of Receivables	Aggregate Principal Balance	Percentage of Aggregate Principal Balance
Florida	5,190	43.41%	$95,849,904.86	42.85%
North Carolina	2,158	18.05	40,328,197.76	18.03
Georgia	2,122	17.75	42,111,742.24	18.83
Alabama	1,038	8.68	19,667,154.07	8.79
South Carolina	1,007	8.42	18,509,785.31	8.28
All Others	442	3.70	7,209,690.61	3.22

Total	11,957	100.00%	$223,676,474.85	100.00%

The following table sets forth information regarding the distribution of the subsequent receivables by annual percentage rate as of the subsequent cutoff date. Percentages in the table may not add up to 100% because of rounding.

Distribution of the Subsequent Receivables by Annual Percentage Rate

as of the Subsequent Cutoff Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Number of Receivables	Aggregate Principal Balance	Percentage of Aggregate Principal Balance
0.000 – 1.000%	27	0.23%	$516,500.05	0.23%
1.001 – 2.000%	288	2.41	5,442,982.78	2.43
2.001 – 3.000%	176	1.47	3,163,853.63	1.41
3.001 – 4.000%	640	5.35	12,575,829.62	5.62
4.001 – 5.000%	190	1.59	3,236,978.33	1.45
5.001 – 6.000%	1,779	14.88	31,508,847.38	14.09
6.001 – 7.000%	2,376	19.87	45,713,808.13	20.44
7.001 – 8.000%	1,811	15.15	34,648,594.08	15.49
8.001 – 9.000%	1,261	10.55	24,137,328.64	10.79
9.001 – 10.000%	950	7.95	18,925,100.47	8.46
10.001 – 11.000%	455	3.81	8,601,736.66	3.85
11.001 – 12.000%	414	3.46	7,692,693.53	3.44
12.001 – 13.000%	391	3.27	7,010,034.74	3.13
13.001 – 14.000%	205	1.71	3,515,252.78	1.57
14.001 – 15.000%	236	1.97	3,896,369.98	1.74
15.001 – 16.000%	167	1.40	2,782,909.50	1.24
16.001 – 17.000%	341	2.85	6,208,680.60	2.78
17.001 – 18.000%	133	1.11	2,245,738.38	1.00
18.001 – 19.000%	75	0.63	1,185,526.09	0.53
19.001 – 20.000%	42	0.35	667,709.48	0.30

Total	11,957	100.00%	$223,676,474.85	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

	By:	/s/ Cheryl Scully
Dated: September 29, 2005	Name:	Cheryl Scully
	Its:	Assistant Treasurer